UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 24, 2008 (March 20, 2008)

NATIONAL OILWELL VARCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State of incorporation	(Commission File Number)	(IRS Employer
or organization)		Identification No.)

7909 Parkwood Circle Drive
Houston, Texas	77036-6565
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 346-7500
(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items
     On March 20, 2008, National Oilwell Varco, Inc. commenced an exchange offer and consent solicitation relating to the 6 1/8% Senior Notes due 2015 previously issued by Grant Prideco, Inc., and issued a press release announcing the exchange offer and consent solicitation. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated March 20, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL OILWELL VARCO, INC.
Date: March 24, 2008	By:	/s/ Clay C. Williams
Clay C. Williams
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated March 20, 2008.

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